UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________
Current Report
Pursuant to Section 13 or 15(d)of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2025
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TRAVERE THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36257	27-4842691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3611 Valley Centre Drive, Suite 300
San Diego, CA 92130
(Address of Principal Executive Offices, including Zip Code)

(888) 969-7879
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TVTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.
On April 29, 2025, Travere Therapeutics, Inc. (the “Company”) and CSL Vifor announced that the European Commission has approved the conversion of the conditional marketing approval (“CMA”) into a standard marketing authorization (“MA”) for FILSPARI® (sparsentan) for the treatment of adults with primary IgA nephropathy (“IgAN”) with a urine protein excretion ≥1.0 g/day (or urine protein-to-creatinine ratio ≥0.75 g/g). Standard marketing authorization is granted for all member states of the European Union, as well as in Iceland, Liechtenstein and Norway.

The European Commission's decision follows the Committee for Medicinal Products for Human Use (“CHMP”) recommendation from February 2025 to convert the CMA to standard MA. The approval is based on a comprehensive clinical data set, including positive confirmatory results from the pivotal Phase 3 PROTECT Study demonstrating that FILSPARI significantly slowed kidney function decline over two years compared to irbesartan.

As a result of the standard approval, the Company expects to receive a $17.5 million milestone payment from CSL Vifor, and the Company remains eligible to receive additional milestone payments related to market access and sales-based achievements for FILSPARI.

FILSPARI is the only dual endothelin angiotensin receptor antagonist (“DEARA”), a non-immunosuppressive therapy for the treatment of IgAN, approved in Europe, and is currently available in Germany, Austria and Switzerland.

In the UK, the Medicines and Healthcare products Regulatory Agency (“MHRA”) converted the conditional FILSPARI approval to standard approval as of April 15, 2025. FILSPARI is indicated for the treatment of adults with primary IgAN with a urine protein excretion ≥1.0 g/day (or urine protein-to-creatinine ratio ≥ 0.75 g/g); the indication is unchanged in the UK.

Forward-Looking Statements

This report contains “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, these statements are often identified by the words “on-track,” “positioned,” “look forward to,” “will,” “would,” “may,” “might,” “believes,” “anticipates,” “plans,” “expects,” “intends,” “potential,” or similar expressions. In addition, expressions of strategies, intentions or plans are also forward-looking statements. Such forward-looking statements include, but are not limited to, references to: statements and expectations regarding future milestone payments. Such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with the regulatory review and approval process, as well as risks and uncertainties associated with the continued commercial launch of FILSPARI in IgAN. The Company also faces risks and uncertainties related to its sNDA for FILSPARI in FSGS, including the timing and outcome thereof. There is no guarantee that the FDA will accept the sNDA for filing, grant priority review of the sNDA or grant approval of FILSPARI for FSGS on the anticipated timeline, or at all. The Company also faces risks and uncertainties related to its business and finances in general, the success of its commercial products, risks and uncertainties associated with its preclinical and clinical stage pipeline, risks and uncertainties associated with enrollment of clinical trials for rare diseases, and risks that ongoing or planned clinical trials may not succeed or may be delayed for safety, regulatory or other reasons. Specifically, the Company faces risks associated with the timing and potential outcome of its and its partners’ clinical studies, market acceptance of its commercial products including efficacy, safety, price, reimbursement, and benefit over competing therapies, risks related to the challenges of manufacturing scale-up, risks associated with the successful development and execution of commercial strategies for such products, including FILSPARI, and risks and uncertainties related to the new administration, including but not limited to risks and uncertainties related to tariffs and the funding, staffing and prioritization of resources at government agencies including the FDA. The Company also faces the risk that it will be unable to raise additional funding that may be required to complete development of any or all of its product candidates, including as a result of macroeconomic conditions; risks relating to the Company’s dependence on contractors for clinical drug supply and commercial manufacturing; uncertainties relating to patent protection and exclusivity periods and intellectual property rights of third parties; risks associated with regulatory interactions; and risks and uncertainties relating to competitive products, including current and potential future generic competition with certain of the Company’s products, and technological changes that may limit demand for the Company’s products. The Company also faces additional risks associated with global and macroeconomic conditions, including health epidemics and pandemics, including risks related to potential disruptions to clinical trials, commercialization activity, supply chain, and manufacturing operations. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond the Company’s control. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise. Investors are referred to the full discussion of risks and uncertainties, including under the heading “Risk Factors”, as included in the Company’s most recent Form 10-K, Form 10-Q and other filings with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVERE THERAPEUTICS, INC.

Dated: April 29, 2025	By:	/s/ Eric Dube
	Name:	Eric Dube
	Title:	Chief Executive Officer